UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2008
LADENBURG THALMANN FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor, Miami, Florida	33137

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 409-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On August 11, 2008, Ladenburg Thalmann Financial Services Inc. announced its financial results for the three and six months ended June 30, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.
     The information in this current report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
          99.1     Press release dated August 11, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 11, 2008

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Vice President and Chief Financial Officer

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